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                                                            ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-65187 for Servus Life Insurance Company Separate Account One on Form N-4.


                                                   /s/ Arthur Andersen LLP


Hartford, Connecticut
April 11, 2000